UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 30, 2020

Date of Report

(Date of earliest event reported)

BOQI International Medical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50155	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3601, Building A, Harbour View Place, No. 2 Wuwu Road, Zhongshan District, Dalian, Liaoning Province, P. R. China, 116000
(Address of principal executive offices and zip code)

(8604) 1182209211
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	The NASDAQ Capital Market

ITEM 8.01 OTHER EVENTS

Filing of Form 10-K

We are unable to file our Annual Report on Form 10-K for the year ended December 31, 2019 on the due date because of the impact of the COVID-19 pandemic, which, among other things, due to travel limitations and the requirements of “social distancing,” has adversely impacted and continues to adversely impact our ability to complete our filing on a timely basis. We have a small accounting staff and historically have provided our auditors with full access to work papers and related information. Because audit personnel are now working remotely the Company’s ability to complete its audit and file the 2019 10-K by its due date is delayed. We have also been informed by our edgarization agent that it is now experiencing staffing problems and will require additional time to provide their services.

Accordingly, we are relying upon the order issued by the Securities and Exchange Commission on March 25, 2020 pursuant to Section 36 (Release No. 34-88465) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), extending the time (the “Extended Extension Period”) in which certain reports required to be filed pursuant to the Exchange Act are filed, and we are furnishing this Form 8-K as required pursuant to such order. We expect to file our Annual Report by the end of the Extended Extension Period, if not earlier.

In light of the current COVID-19 pandemic, we will be including the following Risk Factor in our 2019 10-K, as may be updated to reflect subsequent events impacting our company:

Our business and results of operations may be negatively impacted by the spread of the Coronavirus.

We sell our products in the China and may be impacted by public health crises beyond our control. This could disrupt our operations and negatively impact sales of our products. Our customers and suppliers may experience similar disruption. In December 2019, a novel strain of the Coronavirus was reported to have surfaced in Wuhan, China, which has evolved into a pandemic. This situation and preventative or protective actions that governments have taken to counter the effects of the pandemic have resulted in a period of business disruption, including delays in shipments of products and raw materials. The Coronavirus has spread to over 100 countries, including the United States, and efforts to contain the spread of the Coronavirus have intensified. To the extent the impact of the Coronavirus continues or worsens, the demand for our products may be negatively impacted. The Coronavirus has also impacted our sales efforts as our ability to make sales calls is constrained.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 30, 2020	BOQI International Medical Inc.
(Registrant)

	By:	/s/ Tiewei Song
Tiewei Song
Chief Executive Officer

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